SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                          FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
Date of Report (date of earliest event reported):July 5,1996




              ADVANTA CREDIT CARD TRUST 1992-A
   (Exact name of Registrant as specified in its charter)




   New York          Reg. No. 33-45306  Not Required
   (State or other   (Commission File   (I.R.S. Employer
    jurisdiction of        Number)       Identification
     incorporation)                          Number)


                  Advanta National Bank USA
                Attention:  Gene S. Schneyer
                 Brandywine Corporate Center
                      650 Naamans Road
                  Claymont, Delaware 19703
                 (Address of Owner/Servicer)
              Address of principal executive offices)
     (302) 791-4400 (Telephone Number of Owner/Servicer)
               (Registrant's Telephone Number)






  Items 1-4.     Inapplicable.

   Item 5.      Other Events.


  Information   relating  to  the  distributions   to
  Certificateholders  for  the  June   1996   Monthly
  Period  of  the Trust in respect of  the   Floating
  Rate  Asset Backed Certificates(the "Certificates")
  issued by the Registrant and to the performance  of
  the  Trust  (including  collections  of   Principal
  Receivables   and   Finance   Charge   Receivables,
  Principal  Receivables  in  the  Trust,  delinquent
  balances   in   Accounts,   the  Investor   Default
  Amounts,  the amount of Investor Charge Offs,   and
  the   Investor   Servicing  Fees),  together   with
  certain   other   information   relating   to   the
  Certificates, is contained  in  the Monthly  Report
  for     the    Monthly    Period    provided     to
  Certificateholders  pursuant  to  the  Pooling  and
  Servicing Agreement (the "Agreement") dated  as  of
  February   1, 1992  between Advanta National   Bank
  USA   and   Bankers  Trust  Company,  as   trustee.
  Capitalized  terms  not otherwise  defined   herein
  have the meanings assigned in the Agreement.



      Item 6.       Inapplicable.


      Item 7.       Financial Statements, Pro Forma
Financial Information and Exhibits.



       1. Monthly Reports for the June 1996 Monthly Period relating to the Floating Rate Asset Backed Certificates issued by the Advanta Credit Card Trust 1992-A.

                          SIGNATURE


  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            ADVANTA CREDIT CARD TRUST 1992-A
                                             (Registrant)By:
                                   ADVANTA NATIONAL BANK USA
                                            (Owner/Servicer)






        Date:  July 17, 1996    By:/s/   Michael Coco

                                Name:Michael Coco
                                Title:Vice President


                          SIGNATURE


  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                            ADVANTA CREDIT CARD TRUST 1992-A
                                                (Registrant)
                              By:  ADVANTA NATIONAL BANK USA

                                            (Owner/Servicer)





      Date:   July 17, 1996
                         By:____________________________
                              Name:Michael Coco
                               Title:Vice President







                        EXHIBIT INDEX



          Exhibit                  Sequential  Page Number

                                            5

       1. Monthly Reports for the Monthly June 1996
Period relating to the Floating Rate Asset Backed
          Certificates issued by the Advanta Credit Card
                                               Trust 1992-A.





                                                  June  1996


               MONTHLY OWNER/SERVICER CERTIFICATE
                     ADVANTA NATIONAL BANK USA

_______________________________________________________

                ADVANTA CREDIT CARD TRUST 1992-A

_______________________________________________________

    The undersigned, a duly authorized representative of Advanta National Bank USA (the "Bank"), as Owner/Servicer pursuant to the Pooling and Servicing Agreement dated as of February 1, 1992 (as amended, modified or supplemented the "Pooling and Servicing Agreement") by and between the Bank and Bankers Trust Company, as trustee (the "Trustee"), does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided that (i) the "Related
Monthly Period" shall mean the Monthly Period immediately preceding the Monthly Period in which this Certificate is given and (ii) the "current Monthly Period" shall mean the Monthly Period in which this Certificate is given.

         2. The Bank is Owner/Servicer under the Pooling and Servicing Agreement.

         3.  The undersigned is a Servicing Officer.

         4.  The date of this Certificate is a Determination
Date under the Pooling and Servicing Agreement.

         5.  The aggregate amount of Collections processed
during the Related Monthly Period was equal to . . . . . . .
 . . .$27,902,682.33




      6.  The aggregate amount of the Investor Percentage
of Collections of Principal Receivables processed by the
Owner/Servicer pursuant to Section 4.03
during the Related Monthly Period was
equal to . . . . . . . . . . . . . . .  $    20,969,326.00

     7.  The aggregate amount of
the Investor Percentage of Collections of
Finance Charge Receivables (other than
Recoveries) processed by the Owner/Servicer
pursuant to Section 4.03 during the
Related Monthly Period was equal to . . $    388,180.00

     8.  The aggregate amount of
the Investor Percentage of Collections of
Finance Charge Receivables that constitute
Recoveries on Receivables in Defaulted
Accounts processed by the Owner/Servicer
pursuant to Section 4.03 during the Related
Monthly Period was equal to . . . . . . . .  $    9,003.00

     9.  The aggregate amount of
Receivables (net of Receivables in
Defaulted Accounts) as of the end of the
last day of the Related Monthly Period was
equal to . . . . . . . . . . . . . . .  $    242,818,376.04

     10. The aggregate amount of funds on
deposit in the Finance Charge Account with
respect to Collections processed as of the
end of the last day of the Related
Monthly Period was equal to . . . . . . $    438,850.00

     11. The aggregate amount of
funds on deposit in the Principal
Account with respect to Collections
processed as of the end of the last
day of the Related Monthly Period was
equal to . . . . .  $    16,666,666.67

     12. The Carryover Controller Amor-
itization Amount as of the end of the last
day of the Related Monthly Period was equal
to. . . . . . . . . . . . . . . . . . . . .  $    0.00

     13. The Controlled Distribution Amount
as of the end of the last day of the
Related Monthly Period was equal to. . . . . $16,666,666.67

     14. Aggregate amount of funds on
deposit in Principal Account to be paid to
the holder of the Seller Certificate
pursuant to Section 4.03(C)(iii) was equal
to. . . . . . . . . . . . . . .    $    0.00

     15. The Carryover Controlled Amor-
tization Amount for the next succeeding
Monthly Period is equal to. . . .  $    0.00

     16. The aggregate amount of
drawings to be made under the Cash
Collateral Guaranty required to be made
pursuant to Sections 4.05(a), 4.05(b),
4.05(c) and 4.05(d) on the Drawing
Date of the current Monthly Period is
equal to . . . . . . . . . . . .   $    0.00

     17. (a) The aggregate amount
to be paid to the Cash Collateral Trustee
pursuant to subsection 4.05(f)
from the Finance Charge Account on
the Transfer Date of the current
Monthly Period is equal to . . . . .    $    46,533.00

         (b) The amount in 17(a) above
includes an amount in respect of
interest on drawings equal to . . . .   $    0.00

    18. The sum of all amounts
payable to the Investor
Certificateholders on the
Distribution Date of the current
Monthly Period is equal to . . . . .    $    16,855,555.67

    19.  Attached hereto is a true
and correct copy of the statement
required to be delivered by the
Owner/Servicer on the date of this
Certificate to the Paying Agent
pursuant to Section 5.02.

    20.  To the best knowledge of
the undersigned, there are no liens
on any Receivables in the Trust
except as described below [if ap-
applicable, insert "None"].


          IN WITNESS WHEREOF, the undersigned has duly executed
 and delivered this certificate this 5th day of July ,1996


                                   ADVANTA NATIONAL BANK USA
                                   as Owner/Servicer


                                   By:______________________
                                     Title:  Vice President






















                                                  June  1996


             MONTHLY CERTIFICATEHOLDERS' STATEMENT
                   ADVANTA NATIONAL BANK USA

_______________________________________________________

                ADVANTA CREDIT CARD TRUST 1992-A

_______________________________________________________

    Under the Pooling and Servicing Agreement dated as of February 1, 1992 by and between Advanta National Bank USA
(the"Bank") and Bankers Trust Company, as trustee (the
"Trustee"), the Bank, as Owner/Servicer, is required to prepare certain information each month regarding current distributions to the holders of the Certificates (the
"Certificateholders") and the performance of the Advanta
Credit Card Trust 1992-A (the"Trust") during the previous
Monthly Period. The information which is required to be prepared with respect to the distribution of July 15,1996, (the 'Distribution Date') and with respect to the performance of the Trust during the monthly period of June ending June 30, 1996, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

A.     Information Regarding the Current Monthly
        Distribution (Stated on the Basis of $1,000
         Original Principal Amount).________________

  1.  The total amount of the distribution on
        the Distribution Date to Certificateholders per $1,000 original principal amount . . . $84.2778

  2.  The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal of Certificates, per $1,000
       original principal amount . . . .$83.3333

  3.   The amount of distribution set forth in
       paragraph 1 above in respect of interest
       in Certificates, per $1,000 original
       principal amount reflecting an effective
       interest rate of 6.80% per annum for the
       applicable Interest Period . . . .$0.9444

B.     Information Regarding the Performance of the
        Trust


  1.  Collection of Principal Receivables

       The aggregate amount of cardholder
       payments on Principal Receivables
       processed during the Monthly Period
       which were allocated in respect of
       the Certificates. . . . . .$20,969,326.00

  2.  Collections of Finance Charge Receivables

       The aggregate amount of cardholder pay-
       ments of Finance Charge Receivables
       processed during the Monthly Period
       which were allocated in respect of the
       Certificates . . . . . . . .$388,180.00

       The aggregate amount of Finance Charge
       Receivables processed during the Monthly
       Period that constitute Recoveries on
       Receivables in Defaulted Accounts which
       were allocated in respect of the Certif-
       icates . . . . . . . . . . . $9,003.00

       The aggregate amount of Finance Charge
       Receivables processed during the Monthly
       Period that constitutes Interchange Fees
       which were allocated in respect to the
       Certificates . . . . . . . . .$41,667.00

  3.  Principal Receivables in the Trust

       The aggregate amount of Principal Re-
       ceivables in the Trust as of the end of
       the day on the Record Date (which re-
       flects the Principal Receivables repre-
       sented by the Seller Interest in the
       Trust and by the Certificates) . . .$239,567,403.77

       The amount of the Principal Receivables
       in the Trust represented by the
       Certificates (the "Investor Interest")
       as of the Record Date . . . . . .$16,666,666.63

       The percentage of aggregate Principal
       Receivables in the Trust represented by
       the Investor Interest . . . . . . . .      6.96%

 4.   Delinquent Balances.

      The aggregate amount of outstanding principal balances in the Accounts which were
      30 or more days contractually delinquent as of the end of the day on the Record
      Date:                              Aggregate
                                         Account
                                         Balance

30-59 days:  . . . . . . . . . . .      $3,207,107.80
60-89 days:  . . . . . . . . . . .      $1,852,647.48
90-119 days: . . . . . . . . . . .      $1,375,041.95
120-149 days:  . . . . . . . . . .      $793,208.41
150-179 days:  . . . . . . . . . .      $794,820.24
180 or more days:  . . . . . . . .      $192,545.16

      5.  Investor Default Amount

      The aggregate amount of all defaulted
      Principal Receivables written off as un-
      collectible during the Monthly Period
      allocable to the Certificates (the
      "Investor Default Amount"). . . .$147,872.00

      6.  Investor Charge Offs; Reimbursement
      of Charge-Offs

      (a) The excess of the Investor Default
      Amount set forth in paragraph 5
      above, over the amount of the
      drawing under the Cash Collateral
      Guaranty made to reimburse the
      Trust for such amount written off
      (an "Investor Charge Off") . . . . .        $0.00

      (b) The amount of the Investor Charge
      off set forth in paragraph 6(a)
      above, per $1,000 original principal
      amount (which will have the effect
      of reducing, pro rata, the amount
      of each Certificateholder's
      investment) . . . . . . . . . . . . .       $0.00

(c) The total amount reimbursed to the
    trust in the current Monthly Period
    from a drawing under the Cash Col-
    lateral Guaranty in respect of In-
    vestor Charge Offs in prior months . .        $0.00

(d) The amount set forth in paragraph
    6(c) above, per $1,000 original
    principal amount (which will have
    the effect of increasing, pro rata,
    the amount of each Certificate-
    holder's investment) . . . . . . . .          $0.00

7.  Investor Servicing Fee

The amount of the Investor Monthly Ser-
vicing Fee payable by the Trust to the
Owner/Servicer for the Monthly Period
is equal to . . . . . . . . . . . . . .      $55,556.00

8. Cash Collateral Fee Guaranty Amount

The amount available to be drawn under
the Cash Collateral Guaranty as of the
end of the day on the "Distribution
Date", after giving effect to all draw-
ings, deposits and payments to be made
in respect of the preceding Monthly
Period . . . . . . . . . . . . . . $6,000,000.00

9.  The Pool Factor

The Pool Factor (which represents the
ratio of the Investor Interest on the
last day of the Monthly Period to the
Investor Interest as of the Closing
Date).  The amount of Certificatehol-
der's pro rata share of the Investor
Interest can be determined by multiply-
ing the original denomination of the
holder's Certificate by the Pool Factor.          0.08

10.  The Portfolio Yield for the Monthly
Period was equal to. . . . . . . . .         10.48%


11.  The Carryover Control Amortization
Amount, which represents the amount by
which distribution of principal on the
current Distribution Date is exceeded
by the Controlled Distribution Amount . .         0.00

12.  The Base Rate of the Monthly Period was
equal to. . . . . . . . . . . . . . .        8.80%


          IN WITNESS WHEREOF, the undersigned has duly
executed and delivered this certificate this 5th day of July
,1996


                                   ADVANTA NATIONAL BANK USA
                                   as Owner/Servicer


By:___________________________
   Title:  Vice President